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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 August 6, 1999
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                Date of Report (Date of earliest event reported):


                             SUN MICROSYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

Delaware                              0-15086                   94-2805249
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(State or other jurisdiction        (Commission                (IRS Employer
  of incorporation)                 File Number)             Identification No.)

901 San Antonio Road, Palo Alto, California                     94303
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:             (650) 960-1300
                                                      --------------------------

         N/A
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(Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS

     Sun Microsystems, Inc. (the "Company") recently completed a multi-tranche debt offering of $1,500,000,000 aggregate principal amount of Senior Notes, issued pursuant to the provisions of the Indenture, dated as of August 1, 1999, between the Company and The Bank of New York. The Company sold $200,000,000 principal amount of 7.00% Senior Notes due 2002, $250,000,000 principal amount of 7.35% Senior Notes due 2004, $500,000,000 principal amount of 7.50% Senior Notes due 2006 and $550,000,000 principal amount of 7.65% Senior Notes due 2009.

     The Senior Notes were offered under a shelf registration statement declared effective by the Securities and Exchange Commission on July 14, 1999. The underwriting was managed by Goldman, Sachs & Co. The sale closed on August 4, 1999.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)   Exhibits

                1.1 Underwriting Agreement, dated July 30, 1999, by and among Sun Microsystems and the underwriters named therein.

                4.1 Indenture, dated as of August 1, 1999 (the "Indenture") between Sun Microsystems, Inc. and The Bank of New York, as trustee.

                4.2  Form of Subordinated Indenture.

                4.3 Officers' Certificate Pursuant to Section 301 of the Indenture, without exhibits, establishing the terms of the Company's Senior Notes.

                4.4  Form of Senior Note.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Date: August 6, 1999              SUN MICROSYSTEMS, INC.



                                       By: /s/  MICHAEL E. LEHMAN
                                           ------------------------------
                                           Michael E. Lehman
                                           Vice President, Corporate Resources
                                           and Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit
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
1.1           Underwriting Agreement, dated July 30, 1999, by and among
              Sun Microsystems and the underwriters named therein.

4.1 Indenture, dated as of August 1, 1999 (the "Indenture") between Sun Microsystems, Inc. and The Bank of New York, as trustee.

4.2           Form of Subordinated Indenture.

4.3           Officers' Certificate Pursuant to Section 301 of the
              Indenture, without exhibits, establishing the terms of the Company's Senior Notes.

4.4           Form of Senior Note.
